UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 29, 2007

TBW Mortgage-Backed Trust Series 2007-2
(Issuing Entity)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

Taylor, Bean & Whitaker Mortgage Corp.
(Exact Name of Sponsor as Specified in its Charter)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140945	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 325-2000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The consolidated financial statements of Assured Guaranty Corp. as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Assured Guaranty Ltd. (“AGL”) (which was filed with the Securities and Exchange Commission (the “Commission”) on February 28, 2007), as amended by the Form 10-K/A filed by AGL on March 1, 2007, and the Current Reports on Form 8-K filed by AGL with the Commission as they relate to Assured Guaranty Corp., are hereby incorporated by reference in (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement.

Item 9.01. Financial Statements and Exhibits.

(99)	Not applicable.

(99)	Not applicable.

(99)	Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Assured Guaranty Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: _/s/ Kevin Steele_____________________
Name: Kevin Steele
Title: Vice President

Dated: May 29, 2007

EXHIBIT INDEX

Exhibit No.    Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Assured Guaranty Corp.